Statutory Reserves and Restricted Net Assets	12 Months Ended
Dec. 31, 2023
Statutory Reserves and Restricted Net Assets [Abstract]
Statutory reserves and restricted net assets

Note 15 – Statutory reserves and restricted net assets

As a result of the PRC laws and regulations and the requirement that distributions by PRC entities can only be paid out of distributable profits computed in accordance with PRC GAAP, the PRC entities are restricted from transferring a portion of their net assets to the Company. Amounts restricted include paid-in capital, additional paid-in capital, and the statutory reserves of the Company’s PRC subsidiaries.

	As of December 31	As of December 31,
	2023	2022
PRC entities
Paid-in capital	$86,131,578	$83,872,972
Additional paid-in capital	144,532,239	93,759,405
Statutory reserves	10,848,816	10,848,816
Total restricted net assets	$241,512,633	$188,481,193

As of December 31, 2023 and 2022, total restricted net assets were US$241,512,633 and US$188,481,193, respectively.